UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 20, 2006
KEYCORP

(Exact name of registrant as specified in charter)

Ohio	0-850	34-6542451

(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

127 Public Square, Cleveland, Ohio	44114-1306

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 689-6300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.02 Results of Operations and Financial Condition
On January 20, 2006, KeyCorp conducted a conference call/webcast to discuss its quarterly earnings and currently anticipated earnings trends. The slide presentation reviewed by KeyCorp in the conference call/webcast follows as Annex A to this Item 2.02.
On January 20, 2006, KeyCorp issued a press release announcing its earnings results for the three- and twelve-month periods ended December 31, 2005. This press release, dated January 20, 2006, is attached as Exhibit 99.1 to this report.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1	KeyCorp’s January 20, 2006, press release announcing its earnings results for the three- and twelve-month periods ended December 31, 2005.
Forward-Looking Statement. This filing contains forward-looking statements, including statements about our financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward-looking statements provide management’s current expectations or forecasts of future events and, by their nature, are subject to assumptions, risks and uncertainties. Although management believes that the expectations and forecasts reflected in these forward-looking statements are reasonable, actual results could differ materially from those contained in or implied by such forward-looking statements due to a variety of factors including: (1) changes in interest rates; (2) changes in trade, monetary or fiscal policy; (3) changes in general economic conditions, or in the condition of the local economies or industries in which we have significant operations or assets, which could, among other things, materially impact credit quality trends and our ability to generate loans; (4) increased competitive pressure among financial services companies; (5) the inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (6) consummation of significant business combinations or divestitures; (7) operational or risk management failures due to technological or other factors; (8) heightened regulatory practices, requirements or expectations; (9) new legal obligations or restrictions or unfavorable resolution of litigation; (10) adverse capital markets conditions; (11) disruption in the economy and general business climate as a result of terrorist activities or military actions; and (12) changes in accounting or tax practices or requirements. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. We do not assume any obligation to update these forward-looking statements.

ANNEX A
Fourth Quarter 2005 Review January 20, 2006 Speakers: Henry Meyer Jeff Weeden

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE This presentation contains forward-looking statements, including statements about our financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward- looking statements provide management's current expectations or forecasts of future events and, by their nature, are subject to assumptions, risks and uncertainties. Although management believes that the expectations and forecasts reflected in these forward-looking statements are reasonable, actual results could differ materially from those contained in or implied by such forward-looking statements due to a variety of factors including: (1) changes in interest rates; (2) changes in trade, monetary or fiscal policy; (3) changes in general economic conditions, or in the condition of the local economies or industries in which we have significant operations or assets, which could, among other things, materially impact credit quality trends and our ability to generate loans; (4) increased competitive pressure among financial services companies; (5) the inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (6) consummation of significant business combinations or divestitures; (7) operational or risk management failures due to technological or other factors; (8) heightened regulatory practices, requirements or expectations; (9) new legal obligations or restrictions or unfavorable resolution of litigation; (10) adverse capital markets conditions; (11) disruption in the economy and general business climate as a result of terrorist activities or military actions; and (12) changes in accounting or tax practices or requirements. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management's views as of any subsequent date. We do not assume any obligation to update these forward-looking statements. For further information regarding KeyCorp, please read KeyCorp's reports that are filed with the Securities and Exchange Commission and are available at www.sec.gov.

Strategic Overview Solid financial performance Strengthened compliance practices Invested in national businesses - ORIX Capital Markets (CMBS servicing) - Austin Capital Management (1Q06) Increased dividend 6.2%

Strong Dividend Record 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 T Outstanding 0.64 0.72 0.76 0.84 0.94 1.04 1.12 1.18 1.2 1.22 1.24 1.3 1.38 Dividend increased 41 consecutive years

Financial Summary - 4Q05 vs. 3Q05 Reported EPS: $0.72 Total revenue (TE) - up 4.1% - NIM: 3.71% vs. 3.67% Average total loans - up 2.1% Average core deposits - up 3.1% Asset quality - NCOs: 98 bps (22 bps ex. airline lease portfolio) - NPAs: 46 bps TE = Taxable Equivalent

Net Interest Margin (TE) 2000 2001 1Q02 2Q02 3Q02 2002 1Q03 2Q03 3Q03 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 KEY 0.0369 0.0381 0.0393 0.0398 0.0399 0.0394 0.0386 0.0385 0.0373 0.0378 0.0373 0.0356 0.036 0.0363 0.0366 0.0371 0.0367 0.0371 Peer Median S&P Regional & Diversified Bank Indices 0.0415 0.042 0.0412 0.04 0.0388 0.0381 0.0362 0.0378 0.0368 0.0357 0.0361 0.0364 0.0366 0.036 0.0362 TE = Taxable Equivalent

2002 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 Average Loan Growth from Prior Year -0.0406 -0.0107 -0.0094 -0.0104 0.0197 0.0613 0.065 0.077 0.0572 0.043 Consumer Loans 23.92 24.066 24.315 23.615 23.727 23.391 20.703 20.54 20.493 20.352 Commercial Loans 36.658 35.862 35.569 36.268 37.527 39.99 43.075 43.951 44.317 45.753 60.6 59.928 59.884 59.883 61.254 63.381 63.778 64.491 64.81 66.105 $ in billions Commercial Consumer Average Loans $36.6 24.0 $36.3 23.6 $35.6 24.3 $35.8 24.1 $37.6 23.7 $40.0 23.4 $43.1 20.7 $44.0 20.5 $44.3 20.5 $45.8 20.3

$ in billions 2002 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 CD's 12.8 11.3 11 10.6 10.3 10.4 10.6 10.8 10.8 10.8 Average Core Deposit Growth from Prior Year 0.008 0.1005 0.0545 0.0483 0.0475 0.0678 0.0728 0.0783 0.08 0.0796 Savings 2 2.1 2 2 2 1.9 2 2 2 1.858 Now & Mmda 13.8 17.9 18.9 19.8 20.5 21.5 21.6 22.3 22.886 23.947 dda 9.1 10.4 10.7 11 11.3 11.8 11.5 11.7 12.2 12.594 Total 37.7 41.7 42.6 43.4 44.1 45.7 45.7 46.8 47.9 49.4 DDA NOW/MMDA Savings CD's $9.1 13.8 2.0 12.8 Average Core Deposits $10.4 17.9 2.1 11.3 $10.7 18.9 2.0 11.0 $11.0 19.8 2.0 10.6 $11.3 20.5 2.0 10.3 $11.8 21.6 1.9 10.4 $11.5 21.6 2.0 10.6 $11.7 22.3 2.0 10.8 $12.2 22.9 2.0 10.8 $12.6 23.9 1.9 11.0

Net Charge-Offs to Average Loans 2002 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 KEY 0.0129 0.0091 0.0074 0.007 0.0049 0.0088 0.0034 0.003 0.003 0.0098 0.0035 0.0026 0.0022 Peer Median S&P Regional & Diversified Bank Indices 0.0071 0.0055 0.0036 0.0032 0.0032 0.0034 0.0027 0.0025 0.0027 (1) (2) (1) Continuing Portfolio (2) Excludes Passenger Airline Lease Portfolio (2)

NPAs to Loans and OREO 2002 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 KEY 0.016 0.0121 0.0112 0.0089 0.0074 0.006 0.0058 0.0052 0.006 0.0046 Peer Median S&P Regional & Diversified Bank Indices 0.0086 0.0069 0.0065 0.0057 0.0053 0.005 0.0048 0.0044 0.0042

Allowance to Period-end Loans 2002 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 KEY 0.0243 0.0235 0.022 0.021 0.0202 0.018 0.0176 0.017 0.0167 0.0145 Peer Median S&P Regional & Diversified Bank Indices 0.015 0.0141 0.014 0.0137 0.0133 0.0121 0.0119 0.0118 0.0119

Allowance to NPLs 2002 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 KEY 1.54 2.03 2.2287 2.9813 3.2159 3.6948 3.7726 3.7671 3.04 3.49 Peer Median S&P Regional & Diversified Bank Indices 2.07 2.38 2.58 2.85 3.16 3.11 3.2 3.37 3.37

Tangible Equity to Tangible Assets 2002 1Q03 2Q03 3Q03 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 KEY 0.0673 0.0671 0.069 0.0694 0.0694 0.0698 0.0664 0.0657 0.0635 0.0643 0.066 0.0668 0.0668 Peer Median S&P Regional & Diversified Bank Indices 0.065 0.0673 0.0655 0.0678 0.0679 0.0678 0.0649 0.0656 0.0635 0.0632 0.0625 0.0645

NIM: Stable to improving Earning Assets: Mid-single digit growth Expense Growth: Low single digit Asset Quality: NCOs in the 30 bps range 1Q06 EPS Range: $0.67 to $0.71 2006 F.Y.: $2.80 to $2.90 2006 Outlook

Appendix

Summary of Operations $ in millions, except per share amounts TE = Taxable Equivalent

Corporate and Investment Banking Financial Summary $ in millions TE = Taxable Equivalent NM = Not Meaningful

Corporate and Investment Banking Line of Business Summary $ in millions TE = Taxable Equivalent NM = Not Meaningful

Consumer Banking Financial Summary $ in millions TE = Taxable Equivalent NM = Not Meaningful

Consumer Banking Line of Business Summary $ in millions TE = Taxable Equivalent NM = Not Meaningful

Net Charge-Offs to Average Loans 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 Consumer Commercial by Loan Type 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 0.0038 0.0032 0.0027 0.0023 0.0016 0.0019 0.0067 0.0044 0.0049 0.0045 0.0048 0.0031 0.0006 0.0109 0.0138 (1) 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 (2) (1) Continuing Portfolio (2) Excludes Passenger Airline Lease Portfolio (2)

4Q01 1Q02 2Q02 3Q02 2002 1Q03 2Q03 3Q03 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 KEY 0.44 0.451 0.461 0.444 0.447 0.424 0.415 0.396 0.405 0.39 0.375 0.367 0.376 0.384 0.381 0.373 0.381 Commercial Loans - Utilization

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP (Registrant)

Date: January 20, 2006	/s/ Lee Irving By: Lee Irving

Title: Executive Vice President and Chief Accounting Officer